SEGALL BRYANT & HAMILL
                             ----------------------
                                  Mid Cap Fund

















                                  Annual Report
                                 April 30, 1999

                      SEGALL BRYANT & HAMILL MID CAP FUND


June  21, 1999

Dear fellow Shareholder:

     Over the past few months, there have been a number of changes to the Fund. As you know, in March, we converted the Fund from a Growth & Income approach to one focusing primarily on mid capitalization stocks, (stocks with market capitalizations of $300 million to $10 billion). This change resulted in the capital gains distribution you received in April and in the addition of a number of new stocks to the portfolio.

     As we communicated to you in the past, we feel that the opportunity for investing in the mid capitalization tier of the market is the most attractive it has been in the past quarter century. We believe that we can find companies in this area of the market that meet our high investment criteria and offer good value. Although we are focusing on smaller companies, the criteria which we use to pick them remains unchanged: consistently high return on invested capital
(ROI), double digit earnings growth and high levels of free cash flow. We continue to be owners of stocks and not for a short-term stay, focusing instead on the long term intrinsic value of their businesses.

     Our outlook for the economy continues to call for modest growth in 1999. Although interest rates have started to rise over the past month due to increased fears of higher inflation, we do not foresee the Federal Reserve moving to a protracted tightening stance. The probability of one or two increases in rates is high, but should slow the economy to a reasonable level and be positive for the markets.

     Our focus on mid capitalization stocks has led us to invest in very solid companies that operate in unique industry settings. Our high ROI focus leads us to concentrate the Fund on the growth segments of the economy such as Health Care, Technology and Finance. We will tend to be overweight in these sectors and focus less on the more cyclical sectors of the market.

     Two examples of companies that are core positions in the Fund are Symbol Technologies and PE Biosystems (originally was The Perkin-Elmer Corporation). Both of these companies are leaders in their respective industries, generate high ROI's and should sustain double digit earnings growth over the next several years. Symbol Technologies is the leader in integrated solutions based on bar code scanning, mobile computing and wireless network systems. Over the past several years, Symbol Technologies has transformed itself from a "bar code" company to the #1 supplier of tracking and logistics hardware globally. Symbol recently won a large contract with the US Post Office to supply over 300,000 carriers with hand-held terminals for instant tracking of package deliveries. PE Biosystems is a world leader in the development, manufacture and marketing of life science systems in such markets as pharmaceutical, biotechnology and environmental testing. PE Biosystems provides the instrumentation that their customers use to accelerate the drug discovery process and facilitate drug development. The average drug company's research and development budget can top $1.5 billion annually and an increasing amount of these dollars will be spent understanding the molecular basis of disease. We believe PE Biosystems' market position will allow it to grow revenue and earnings in excess of 20%.

     We remain confident that our selection process will lead to above-average results over time. By focusing on mid cap growth companies with reasonable valuations, we believe that our shareholders will benefit from both the depressed valuation levels of this sector of the market and owning high quality growth companies.

     We appreciate your continued support.



/s/ Ralph M. Segall                                       /s/ David P. Kalis

Ralph M. Segall, CFA                                      David P. Kalis, CFA

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT APRIL 30, 1999
  Shares   COMMON STOCKS: 97.83%                                    Market Value
--------------------------------------------------------------------------------
           ADVERTISING AGENCIES: 3.22%
   3,500   The Interpublic Group of Companies, Inc..................   $271,469
                                                                    -----------

           COMMERCIAL BANKS - EASTERN U.S.: 5.74%
   9,000   Charter One Financial, Inc...............................    281,250
   9,000   North Fork Bancorporation, Inc...........................    202,500
                                                                    -----------
                                                                        483,750
                                                                    -----------
           COMMERICAL SERVICES: 3.38%
  15,000   The ServiceMaster Company................................    285,000
                                                                    -----------
           COMPUTER SERVICES: 13.70%
   9,000   Ceridian Corp.*..........................................    329,625
   8,000   Equifax Inc..............................................    287,500
   9,000   Policy Management Systems Corporation*...................    282,937
   8,000   SunGard Data Systems Inc.*...............................    255,500
                                                                    -----------
                                                                      1,155,562
                                                                    -----------
           CONSUMER PRODUCTS - MISCELLANEOUS: 9.22%
  10,000   AptarGroup, Inc..........................................    280,000
  10,000   Blyth Industries, Inc.*..................................    227,500
  10,000   Rayovac Corporation*.....................................    270,000
                                                                    -----------
                                                                        777,500
                                                                    -----------
           DENTAL SUPPLIES AND EQUIPMENT: 7.04%
  10,000   DENTSPLY International Inc...............................    261,875
  12,000   Sybron International Corporation*........................    332,250
                                                                    -----------
                                                                        594,125
                                                                    -----------
           DIVERSIFIED MANUFACTURING: 6.92%
  10,200   Applied Power Inc........................................    321,937
  13,000   Littlefuse, Inc.*........................................    261,625
                                                                    -----------
                                                                        583,562
                                                                    -----------
           ELECTRIC - INTEGRATED: 2.24%
   5,400   New Century  Energies,  Inc..............................    189,000
                                                                    -----------
           ELECTRONICS: 2.15%
   6,281   Molex Incorporated.......................................    181,364
                                                                    -----------

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT APRIL 30, 1999, CONTINUED
  Shares                                                            Market Value
--------------------------------------------------------------------------------
           FINANCIAL GUARANTEE INSURANCE: 3.68%
   6,400   MGIC Investment Corporation..............................$   310,800
                                                                    -----------

           IDENTIFICATION SYSTEMS / DEVICES: 3.40%
   6,000   Symbol Technologies, Inc.................................    286,500
                                                                    -----------

           INSTRUMENTS - SCIENTIFIC: 3.85%
   3,000   The Perkin-Elmer Corporation.............................    324,375
                                                                    -----------

           INVESTMENT MANAGEMENT: 0.72%
   4,000   Security Capital Group Incorporated - Class B*...........     60,500
                                                                    -----------

           LIFE / HEALTH INSURANCE: 6.74%
   6,000   Hartford Life, Inc., Class A.............................    313,875
   6,500   Protective Life Corporation..............................    254,719
                                                                    -----------
                                                                        568,594
                                                                    -----------
           MEDICAL - BIOMEDICAL GENETICS: 2.48%
   2,200   Biogen, Inc.*............................................    209,138
                                                                    -----------

           MEDICAL INSTRUMENTS: 4.65%
   6,000   Biomet, Inc..............................................    246,000
   6,000   Ventana Medical Systems, Inc.*...........................    146,250
                                                                    -----------
                                                                        392,250
                                                                    -----------
           MEDICAL PRODUCTS: 2.85%
  17,000   Respironics, Inc.*.......................................    240,125
                                                                    -----------

           OFFICE SUPPLIES AND FORMS: 5.78%
   4,700   Avery Dennison Corporation...............................    320,775
   6,100   New England Business Service, Inc........................    166,606
                                                                    -----------
                                                                        487,381
                                                                    -----------

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT APRIL 30, 1999, CONTINUED
  Shares                                                            Market Value
--------------------------------------------------------------------------------
           PUBLISHING - NEWSPAPERS: 2.97%
   3,000   Tribune Company........................................      250,313
                                                                    -----------

           RETAIL - DISCOUNT: 7.10%
  12,000   BJ's Wholesale Club, Inc.*.............................  $   318,750
   8,000   Dollar General Corporation.............................      280,500
                                                                    -----------
                                                                        599,250
                                                                    -----------
           Total common stocks (cost $7,342,025)..................  $ 8,250,558
                                                                    ===========

Principal
  Amount   SHORT-TERM INVESTMENTS: 8.65%
--------------------------------------------------------------------------------
$729,257   Firstar Treasury Fund..................................      729,257
                                                                    -----------

           Total Investments in Securities (cost $8,071,282+):
             106.48%..............................................    8,979,815
           Liabilities in excess of Other Assets: (6.48%).........     (546,852)

           TOTAL NET ASSETS: 100.0% ..............................  $ 8,432,963
                                                                    ===========

* Non-incoming producing security.

+ At April 30, 1999, the cost of securities for Federal tax purposes was approximately the same as the basis for financial reporting. Gross unrealized appreciation and depreciation of securities were as follows:

           Gross unrealized appreciation..........................  $ 1,129,643
           Gross unrealized depreciation..........................     (221,110)
                                                                    -----------
                 Net unrealized appreciation......................  $   908,533
                                                                    ===========

See Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 1999

ASSETS
      Investments in securities, at value (identified
        cost $8,071,282) ........................................     $8,979,815
      Receivables
            Due from Advisor ....................................          3,617
            Dividends and interest ..............................          5,950
      Prepaid expenses ..........................................          7,598
      Other Assets ..............................................         17,022
                                                                      ----------
               Total assets .....................................      9,014,002

LIABILITIES
      Payables
            Administration fees .................................          2,466
            Investment securities purchased .....................        570,332
      Accrued expenses ..........................................          8,241
                                                                      ----------
               Total liabilities ................................        581,039

NET ASSETS ......................................................     $8,432,963
                                                                      ==========

Net asset value, offering and redemption price per share
      ($8,432,963/641,586 shares outstanding; unlimited
      number of shares authorized, par value $0.01) .............     $    13.14
                                                                      ==========

COMPONENTS OF NET ASSETS
      Paid-in capital ...........................................     $7,061,004
      Accumulated net realized gain on investments ..............        463,426
      Net unrealized appreciation on investments ................        908,533
                                                                      ----------
      Net assets ................................................     $8,432,963
                                                                      ==========

                       See Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD APRIL 1, 1999* THROUGH APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
        Dividends ................................................    $   5,562
        Interest .................................................        1,479
                                                                      ---------
              Total income .......................................        7,041

  Expenses
        Organization fees ........................................       30,000
        Advisory fees (Note 3) ...................................        4,765
        Professional fees ........................................        2,959
        Administration fees (Note 3) .............................        2,466
        Fund accounting fees .....................................        1,480
        Registration fees ........................................        1,290
        12b-1 fees ...............................................        1,210
        Transfer agent fees ......................................        1,069
        Custody fees .............................................          592
        Other ....................................................          410
        Reports to shareholders ..................................          411
        Trustee fees .............................................          247
                                                                      ---------
          Total expenses .........................................       46,899
           Less, advisory fee waiver and absorption (Note 3) .....      (38,382)
                                                                      ---------
          Net expenses ...........................................        8,517
              Net investment loss ................................       (1,476)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions ...................      463,426
  Net change in unrealized appreciation on investments ...........      (54,025)
                                                                      ---------
        Net realized and unrealized gain on investments ..........      409,401
                                                                      ---------
           Net Increase in Net Assets Resulting from Operations ..    $ 407,925
                                                                      =========

* Commencement of operations.

See Notes to Financial Statements.

SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
                                                                  April 1, 1999*
                                                                      through
                                                                  April 30, 1999
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM
OPERATIONS:
   Net investment loss .........................................    $    (1,476)
   Net realized gain on security transactions ..................        463,426
   Net change in unrealized appreciation on investments ........        (54,025)
                                                                    -----------
       Net increase in net assets resulting from operations ....        407,925

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change in
     outstanding shares (a) ....................................      8,025,038
                                                                    -----------

   Total increase in net assets ................................      8,432,963

NET ASSETS
Beginning of period ............................................             --
                                                                    -----------
End of period ..................................................    $ 8,432,963
                                                                    ===========

(a) A summary of capital shares transactions is as follows:

                                                           April 1, 1999*
                                                               through
                                                           April 30, 1999
                                                       ------------------------
                                                       Shares           Value
                                                       ------------------------
Shares sold ..........................................  41,509     $   534,032
Shares issued in reorganization (Note 5).............. 606,336       7,570,605
Shares redeemed.......................................  (6,259)        (79,599)
                                                       -------      ----------
Net increase.......................................... 641,586      $8,025,038
                                                       =======      ==========

*Commencement of operations.

See Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                  April 1, 1999*
                                                                      through
                                                                  April 30, 1999
                                                                  --------------

Net asset value, beginning of period.............................     $12.49**
                                                                      ------

Income from investment operations:
Net investment income............................................         --
      Net realized and unrealized gain on investments............       0.65
                                                                      ------
Total from investment operations.................................       0.65
                                                                      ------
Net asset value, end of period...................................     $13.14
                                                                      ======


Total return.....................................................       5.20%++

Ratios/supplemental data:
Net assets, end of period (thousands)............................     $8,433

Ratio of expenses to average net assets:
      Before expense reimbursement...............................       7.35%+
      After expense reimbursement................................       1.34%+
Ratio of net investment loss to average net assets:
      After expense reimbursement................................      (0.23%)+

Portfolio turnover rate..........................................      18.02%

*Commencement of operations.

**See Note 5 to Financial Statements.

+Annualized.

++Not Annualized.

See Notes to Financial Statements.

                       SEGALL BRYANT & HAMILL MID CAP FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Segall Bryant & Hamill Mid Cap Fund (the "Fund") is a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on April 1, 1999. The Fund's objective is to seek growth of capital with income as a secondary objective.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation: The Fund's investments are carried at fair value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the period ended April 30, 1999, Segall Bryant & Hamill (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the period ended April 30, 1999, the Fund incurred $4,765 in Advisory Fees.

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed 1.40% of average net assets annually. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the period ended April 30, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $38,382; no amounts were reimbursed to the Advisor.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of average daily net assets, subject to a minimum fee of $30,000 annually.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator. Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the period ended April 30, 1999 the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,994,882 and $1,396,123, respectively.

NOTE 5 - Reorganization

     On April 1, 1999 the Fund issued shares in exchange for shares of the Segall Bryant & Hamill Growth and Income Fund in a reorganization. The following is a summary of shares issued, net assets on the date of reorganization, net asset value per share and unrealized appreciation on that date:

     Shares..............................................      606,336
     Net Assets..........................................   $7,570,605
     Net Asset Value Per Share...........................                 $12.49
     Final Distribution Per Share Paid April 14, 1999....                   1.37
                                                                          ------
     Exchange Price Per Share............................                 $13.86
                                                                          ======
     Unrealized Appreciation.............................     $962,558

                      SEGALL BRYANT & HAMILL MID CAP FUND


INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Segall Bryant & Hamill Mid Cap Fund

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Segall Bryant & Hamill Mid Cap Fund, series of Advisors Series Trust, as of April 30, 1999, and the related statement of operations, changes in net assets and the financial highlights for the period indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Segall Bryant & Hamill Mid Cap Fund, series of Advisors Series Trust, as of April 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.



/s/ McGladrey & Pullen, LLP

McGLADREY & PULLEN, LLP
New York, New York
May 28, 1999

                                     ADVISOR

                             Segall Bryant & Hamill
                        10 South Wacker Drive, Suite 2150
                             Chicago, Illinois 60606


                                   ==========


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018


                                   ==========


                                    CUSTODIAN

                               Firstar Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                   ==========


                                 TRANSFER AGENT

                             American Data Services
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788
                                  877-829-8413


                                   ==========


                                     AUDITOR

                             McGladrey & Pullen, LLP
                           555 Fifth Avenue, 8th Floor
                            New York, New York 10017


                                   ==========


                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104